EX-28.h.3.d

Amendment to U.S. Mutual Funds
Administration Agreement

This Amendment, dated and effective as of October 27, 2025, is by and between DFA Investment Dimensions Group Inc., a Maryland corporation (the “Fund”) and State Street Bank and Trust Company, a Massachusetts trust company (the “Administrator”).

WHEREAS, the Fund and the Administrator entered into a U.S. Mutual Funds Administration Agreement dated October 3, 2012 and effective on or about April 1, 2013 (as amended, modified and supplemented through the date hereof, the “Agreement”), whereby the Administrator provides certain administrative services to the Fund and each of its Portfolios set forth on Exhibit A thereto; and

WHEREAS, the Fund desires to have certain of its Portfolios offer one or more classes of exchange-traded shares that operate as an exchange-traded fund (each such class, an “ETF Class”); and

WHEREAS, the Fund desires to engage the Administrator to provide certain administrative services to each ETF Class under the terms of the Agreement; and

WHEREAS, the parties hereto wish to amend the Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.
In accordance with Section 19, the Additional Portfolios provision, of the Agreement, the undersigned Fund hereby requests that the Administrator act as Administrator for the new ETF Classes listed below, under the terms of the Agreement:

ETF Class Name
U.S. Large Cap Equity Portfolio – ETF Class Shares
U.S. Small Cap Value Portfolio – ETF Class Shares
U.S. Targeted Value Portfolio – ETF Class Shares
U.S. Core Equity 1 Portfolio – ETF Class Shares
U.S. Core Equity 2 Portfolio – ETF Class Shares
U.S. Vector Equity Portfolio – ETF Class Shares
U.S. Small Cap Portfolio – ETF Class Shares
U.S. Micro Cap Portfolio – ETF Class Shares
U.S. High Relative Profitability Portfolio – ETF Class Shares
DFA Real Estate Securities Portfolio – ETF Class Shares
U.S. Large Cap Growth Portfolio – ETF Class Shares
U.S. Small Cap Growth Portfolio – ETF Class Shares

For purposes of clarity, Exhibit A to the Agreement is hereby deleted in its entirety and replaced with the new Exhibit A attached hereto.

2.	The Fund hereby confirms, as of the date set forth above, its representations and warranties set forth in Section 4 of the Agreement.

3.	Except as amended hereby, the Agreement shall remain in full force and effect.

4.
This Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same instrument. Counterparts may be executed in either original or electronically transmitted form (e.g., faxes or emailed portable document format (PDF) form), and the parties hereby adopt as original any signatures received via electronically transmitted form.

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IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed by its duly authorized officer, as the case may be, as of the date and year first above written.

DFA INVESTMENT DIMENSIONS GROUP INC.

By: /s/Ryan Buechner
Name: Ryan Buechner
Title: Vice President

STATE STREET BANK AND TRUST COMPANY

By: /s/Suzanne M. Hinckley
Name: Suzanne M. Hinckley
Title: Senior Vice President

ADMINISTRATION AGREEMENT

EXHIBIT A
Management Investment Company and Portfolios thereof
Updated as of October 27, 2025

DFA Investment Dimensions Group Inc.

∗	U.S. Small Cap Portfolio
∗	U.S. Small Cap Value Portfolio
∗	U.S. Large Cap Value Portfolio
∗	Enhanced U.S. Large Company Portfolio
∗	U.S. Micro Cap Portfolio
∗	U.S. Targeted Value Portfolio
∗	Emerging Markets Portfolio
∗	Japanese Small Company Portfolio
∗	United Kingdom Small Company Portfolio
∗	Continental Small Company Portfolio
∗	Asia Pacific Small Company Portfolio
∗	DFA One-Year Fixed Income Portfolio
∗	DFA Two-Year Global Fixed Income Portfolio
∗	Emerging Markets Value Portfolio
∗	DFA Real Estate Securities Portfolio
∗	DFA International Small Cap Value Portfolio
∗	Large Cap International Portfolio
∗	DFA Five-Year Global Fixed Income Portfolio
∗	DFA Intermediate Government Fixed Income Portfolio
∗	DFA Short-Term Government Portfolio
∗	Dimensional VA U.S. Targeted Value Portfolio
∗	Dimensional VA U.S. Large Value Portfolio
∗	Dimensional VA International Value Portfolio
∗	Dimensional VA International Small Portfolio
∗	Dimensional VA Short-Term Fixed Portfolio
∗	Dimensional VA Global Bond Portfolio
∗	International Small Company Portfolio
∗	Emerging Markets Small Cap Portfolio
∗	DFA Short-Term Municipal Bond Portfolio
∗	Emerging Markets Core Equity 2 Portfolio
∗	U.S. Core Equity 1 Portfolio
∗	U.S. Core Equity 2 Portfolio
∗	International Core Equity 2 Portfolio
∗	U.S. Vector Equity Portfolio
∗	Emerging Markets Social Core Equity Portfolio
∗	International Social Core Equity Portfolio
∗	DFA Inflation-Protected Securities Portfolio
∗	DFA International Real Estate Securities Portfolio
∗	DFA California Short-Term Municipal Bond Portfolio
∗	U.S. Social Core Equity 2 Portfolio
∗	DFA Selectively Hedged Global Fixed Income Portfolio

∗	U.S. Sustainability Core 1 Portfolio
∗	International Sustainability Core 1 Portfolio
∗	DFA Global Real Estate Securities Portfolio
∗	International Vector Equity Portfolio
∗	DFA Short-Term Extended Quality Portfolio
∗	DFA Intermediate-Term Extended Quality Portfolio
∗	World ex U.S. Value Portfolio
∗	World ex U.S. Targeted Value Portfolio
∗	U.S. Large Cap Growth Portfolio
∗	U.S. Small Cap Growth Portfolio
∗	International Large Cap Growth Portfolio
∗	International Small Cap Growth Portfolio
∗	DFA Commodity Strategy Portfolio
∗	DFA California Intermediate-Term Municipal Bond Portfolio
∗	DFA Investment Grade Portfolio
∗	World Core Equity Portfolio (formerly, Dimensional Retirement Equity Fund II)
∗	DFA LTIP Portfolio (formerly, Dimensional Retirement Fixed Income Fund III)
∗	DFA World ex U.S. Government Fixed Income Portfolio
∗	Selectively Hedged Global Equity Portfolio
∗	DFA Intermediate-Term Municipal Bond Portfolio
∗	World ex U.S. Core Equity Portfolio
∗	Dimensional VA Global Moderate Allocation Portfolio
∗	U.S. Large Cap Equity Portfolio
∗	DFA Short-Duration Real Return Portfolio
∗	DFA Municipal Real Return Portfolio
∗	DFA Municipal Bond Portfolio
∗	Dimensional VIT Inflation-Protected Securities Portfolio
∗	DFA Targeted Credit Portfolio
∗	DFA NY Municipal Bond Portfolio
∗	Dimensional Retirement Income Fund
∗	Dimensional 2060 Target Date Retirement Income Fund
∗	Dimensional 2055 Target Date Retirement Income Fund
∗	Dimensional 2050 Target Date Retirement Income Fund
∗	Dimensional 2045 Target Date Retirement Income Fund
∗	Dimensional 2040 Target Date Retirement Income Fund
∗	Dimensional 2035 Target Date Retirement Income Fund
∗	Dimensional 2030 Target Date Retirement Income Fund
∗	Dimensional 2025 Target Date Retirement Income Fund
∗	Dimensional 2020 Target Date Retirement Income Fund
∗	Dimensional 2015 Target Date Retirement Income Fund
∗	DFA Social Fixed Income Portfolio
∗	DFA Diversified Fixed Income Portfolio
∗	Global Small Company Portfolio
∗	U.S. High Relative Profitability Portfolio
∗	International High Relative Profitability Portfolio
∗	Dimensional VA Equity Allocation Portfolio
∗	DFA MN Municipal Bond Portfolio
∗	DFA California Municipal Real Return Portfolio
∗	DFA Global Core Plus Fixed Income Portfolio
∗	Emerging Markets Sustainability Core 1 Portfolio

∗	DFA Global Sustainability Fixed Income Portfolio
∗	Emerging Markets Targeted Value Portfolio
∗	DFA Oregon Municipal Bond Portfolio
∗	DFA Selective State Municipal Bond Portfolio
∗	Global Social Core Equity Portfolio
∗	Dimensional 2065 Target Date Retirement Income Fund
∗	U.S. Sustainability Targeted Value Portfolio
∗	DFA Global Core Plus Real Return Portfolio
∗	Emerging Markets ex China Core Equity Portfolio
∗	DFA Short-Term Selective State Municipal Bond Portfolio
∗	Dimensional 2070 Target Date Retirement Income Fund
∗	Dimensional World ex U.S. Sustainability Targeted Value Portfolio

ETF Classes

U.S. Large Cap Equity Portfolio – ETF Class Shares
U.S. Small Cap Value Portfolio – ETF Class Shares
U.S. Targeted Value Portfolio – ETF Class Shares
U.S. Core Equity 1 Portfolio – ETF Class Shares
U.S. Core Equity 2 Portfolio – ETF Class Shares
U.S. Vector Equity Portfolio – ETF Class Shares
U.S. Small Cap Portfolio – ETF Class Shares
U.S. Micro Cap Portfolio – ETF Class Shares
U.S. High Relative Profitability Portfolio – ETF Class Shares
DFA Real Estate Securities Portfolio – ETF Class Shares
U.S. Large Cap Growth Portfolio – ETF Class Shares
U.S. Small Cap Growth Portfolio – ETF Class Shares